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                                   EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 33-3888, 333-23707, and 333-80567 and 333-58032 of Mitek Systems, Inc. on Form
S-8 of our report dated November 30, 2001, incorporated by reference in this Annual Report on Form 10-K of Mitek Systems, Inc. for the year ended September 30, 2001.




San Diego, California
December 19, 2001